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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) December 1, 1997.
                                                      ------------------


                           Texas Bottling Group, Inc.
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           (Exact Name of Registrant as Specified in Its Charter)


                                    Nevada
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                (State or Other Jurisdiction of Incorporation)


                                                  75-2158578
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(Commission File Number)               (I.R.S. Employer Identification
                                                    Number)


              1999 Bryan Street, Suite 3300, Dallas, Texas 75201
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           (Address of Principal Executive Offices)     (Zip Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         CCBG Corporation is the sole shareholder of The Coca-Cola Bottling Group (Southwest), Inc., holder of all the outstanding voting stock of the Registrant. On December 1, 1997, the Edmund M. Hoffman 1995 Grantor Annuity Trust distributed 16,171 shares of Class A Common Stock of CCBG Corporation, being all of the shares held by such trust, to the following: 5,136 shares to Edmund M. Hoffman, Co-Chairman and Director of the Registrant according to the terms of such trust, 110.5 shares to Hoffman Family Investments, L.L.C. (the "Family L.L.C.") as a contribution, and 10,924.5 shares to CCBG Stock Management Limited Partnership (the "Partnership") in exchange for limited partnership interests. Also on December 1, 1997, the Adelyn Jean Hoffman 1995 Grantor Annuity Trust distributed 16,171 shares of Class A Common Stock of CCBG Corporation, being all of the shares held by such trust, to the following: 5,136 shares to Adelyn J. Hoffman, wife of Edmund M. Hoffman, according to the terms of such trust, 110.5 shares to the Family L.L.C. as a contribution, and 10,924.5 shares to the Partnership in exchange for limited partnership interests.

    On December 2, 1997, Edmund M. Hoffman and Adelyn J. Hoffman each transferred 5,136 shares of Class A Common Stock of CCBG Corporation to the Partnership in exchange for limited partnership interests. Also on December 2, 1997, the Family L.L.C. transferred 221 shares of Class A Common Stock of CCBG Corporation to the Partnership to maintain its 1% partnership interest.

    As a result of these transfers, the beneficial ownership of the Class A Common Stock of CCBG Corporation (the "Stock") has changed. Robert K. Hoffman is the beneficial owner of 71,200 shares of Stock (93% of the outstanding voting stock; 74% of the voting stock after conversion of the outstanding Class B Stock including stock which may be issued pursuant to vested incentive stock options) by virtue of (i) his position as Manager of the Family L.L.C., the general partner of the Partnership which holds 47,500 shares of Stock, and (ii) his direct ownership of 23,700 shares of Stock. Edmund M. Hoffman is the beneficial owner of 47,500 shares of Stock (62% of the outstanding voting stock; 49% of the voting stock after conversion of the outstanding Class B Stock including stock which may be issued pursuant to vested incentive stock options) by virtue of his position as Manager of the Family L.L.C. As a result of these transfers, Adelyn J. Hoffman and Richard
E. Hoffman are no longer beneficial owners of Stock.

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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Texas Bottling Group, Inc.


Date: December 2, 1997                 By:  /s/ Stephanie L. Ertel
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                                            Stephanie L. Ertel,
                                            Vice President
                                            (Duly authorized officer)


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